Exhibit 10.3

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated effective as of October 30, 2009, is entered into by and among BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for itself and on behalf of the Lenders (herein so called) now or hereafter made a party to the Credit Agreement referenced below (in such capacity, “Administrative Agent”), BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP, a Texas limited partnership (“Borrower”), and BEHRINGER HARVARD 250/290 CARPENTER LP, a Texas limited partnership (“Subsidiary Guarantor”), who agree as follows:

BACKGROUND

A.          Borrower, Subsidiary Guarantor, and Administrative Agent have executed that certain Credit Agreement dated as of September 1, 2005, as amended by the First Amendment to Credit Agreement (the “First Amendment”) dated as of June 30, 2006, the Second Amendment to Credit Agreement (the “Second Amendment”) dated as of August 30, 2008, the Third Amendment to Credit Agreement (the “Third Amendment”) dated as of October 30, 2008, and the Fourth Amendment to Credit Agreement (the “Fourth Amendment”) dated as of October 30, 2009 (as so amended, the “Credit Agreement”). Pursuant to the terms of the Credit Agreement, Borrower has executed and delivered to Bank of America, N.A., as a Lender, a certain Promissory Note dated September 1, 2005, in the original principal amount of $11,250,000.00, made payable to the order of Bank of America, N.A. (as amended by the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment, the “Note”).

B.           Subsidiary Guarantor also executed and delivered to Administrative Agent that certain Guaranty Agreement dated as of September 1, 2005 (as amended by the First Amendment, Second Amendment, the Third Amendment, and the Fourth Amendment the “Guaranty”). The obligations of Subsidiary Guarantor arising under the Guaranty are secured by, among other things, that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement dated September 1, 2005, executed by Subsidiary Guarantor for the benefit of Administrative Agent, on behalf of the Lenders, recorded as Instrument No. 2005-174 01724 in the Real Property Records of Dallas County, Texas (as amended by the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment the “Deed of Trust”), covering real property more particularly described on Exhibit A attached hereto.

C.           The Credit Agreement, the Note, the Guaranty, the Deed of Trust, and all other documents or instruments executed in connection therewith are hereinafter referred to, collectively, as the “Loan Documents”. All capitalized terms herein shall have the meanings set forth in the Credit Agreement, unless otherwise defined herein.

D.           The maturity date of the Loan is October 30, 2009 and Borrower and Subsidiary Guarantor have requested that Administrative Agent and the Lenders agree to extend the maturity date of the Loan for a period of three (3) years and, subject to the terms and conditions of this Fifth Amendment, Administrative Agent and the Lenders have agreed to such extension.

FIFTH AMENDMENT TO CREDIT AGREEMENT	Page 1

Exhibit 10.3

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Administrative Agent and Subsidiary Guarantor covenant and agree as follows:

1.           DEFINITIONS.  The following definitions are hereby added to Section 1 of Exhibit B of the Loan Agreement:

(a)           “Excess Cash Flow” means an amount equal to (i) the actual cash receipts collected by each Subsidiary Guarantor from the operation of the Projects in the Collateral Pool during the second (2nd) preceding calendar month, but excluding amounts paid by tenants as security or other deposits, less (ii) the actual cash operating expenses of the Projects in the Collateral Pool paid to third parties for the operation and maintenance of such Projects for the applicable month, including debt service payments on the Loan, accruals for periodic expenses such as property taxes and insurance, the actual amount paid for tenant inducements (other than payments of leasing commissions and tenant improvement work) required under Approved Leases, and the amount required to be paid by Borrower on existing non-Property leases which are being paid by Borrower to induce such tenants to move to the Property.

(b)           “Mockingbird Loan” means that certain $41,246,440.00 loan from Bank of America, N.A., as administrative agent and letter of credit issuing agent, and the Lenders from time to time a party to the Mockingbird Loan Agreement to Behringer Harvard Mockingbird Commons, LLC.

(c)           “Mockingbird Loan Agreement” means that certain Loan Agreement dated September 6, 2007, executed by and between Behringer Harvard Mockingbird Commons, LLC and Bank of America, N.A., as administrative agent, letter of credit issuing agent, and a lender.

(d)           “Mockingbird Property” means the “Property” as such term is defined in the Mockingbird Loan Agreement.

2.           EXTENSION OF MATURITY DATE.  Hereinafter, the term “Maturity Date” and all other references to the maturity date of the Loan in the Note and the other Loan Documents shall mean December 21, 2012.  The unpaid principal balance of the Loan, together with all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date, as extended hereby. Borrower hereby renews, but does not extinguish, the Note and the liens, security interests and assignments created and evidenced by the Deed of Trust and the other Loan Documents, and all of the Loan Documents are hereby renewed and modified by extending the maturity date thereof as set forth above.

3.           INTENTIONALLY DELETED.

4.           EXTENSION OPTIONS.  Borrower shall have two options to extend the Maturity Date of the Loan for a period of twelve (12) months each (each twelve month period, an “Extension Period”), at which time the term “Maturity Date” shall mean the Maturity Date, as extended pursuant to this Section 4.  The exercise of each extension option shall be effective only if all of the following conditions have been satisfied as to each extension on or before the applicable Maturity Date:

FIFTH AMENDMENT TO CREDIT AGREEMENT	Page 2

Exhibit 10.3

(a)           There shall then exist no Default or Potential Default.

(b)           Administrative Agent shall have received a new Appraisal of the Collateral Pool prepared within ninety (90) days preceding the existing Maturity Date and in accordance with the terms of Section 2.13 of the Loan Agreement, as applicable, showing the outstanding principal balance as of the first day of the Extension Period is not greater than 50% of the “as is” value of the Collateral Pool.

(c)           The Mockingbird Loan shall be extended to a date coterminous with the extended Maturity Date for the Loan.

(d)           Borrower shall cause to be delivered to Administrative Agent at Borrower’s expense an endorsement to the Title Insurance reflecting that the coverage afforded by the Title Insurance has not been adversely affected as a result of the modification and extension of the Loan and the documents referred to in paragraph (e) below.

(e)           Borrower and Subsidiary Guarantor shall have executed and delivered to Administrative Agent a modification and extension agreement, providing for, among other things (1) the extension of the Maturity Date, (2) the reaffirmation by Borrower and Subsidiary Guarantor of their respective obligations under the Loan Documents, and (3) the waiver and release by Borrower and Guarantor of any defenses, claims, counterclaims, and rights of offset, if any, which Borrower or Subsidiary Guarantor may then have in respect of Administrative Agent and the Indebtedness and Obligations, together with such other agreements, documents or amendments to the Loan Documents as are reasonably requested by Administrative Agent to properly document the extension, all in form and content satisfactory to Administrative Agent in its good faith business judgment.  During any Extension Period, unless noted above, all terms and conditions of the Loan Documents (including but not limited to interest rates and payments) pertaining to the Loan shall continue to apply.

(f)           The request for extension must be made to Administrative Agent in writing not more than one hundred twenty (120) days, and not less than forty-five (45) days, prior to the applicable Maturity Date.

(g)           Borrower shall have paid to Administrative Agent, for the ratable benefit of Lenders, as a condition to such extension on or before the first day of the applicable Extension Period, an extension fee of 0.50% of the then Deemed Principal Balance of the Loan as of the first day of each Extension Period.

(h)           Administrative Agent shall have determined, in its commercially reasonable judgment, that no material adverse change has occurred with respect to the Project or the financial condition or creditworthiness of Borrower or Subsidiary Guarantor.

FIFTH AMENDMENT TO CREDIT AGREEMENT	Page 3

Exhibit 10.3

If all of the foregoing conditions are not satisfied strictly in accordance with their terms, the extension shall not be or become effective.  Upon the execution and delivery by Borrower, Subsidiary Guarantor and Administrative Agent of the modification and extension agreement referred to in subparagraph (e) above, the extension shall be deemed to be effective.  Each extension option is exercisable separately only and not together and the second extension option shall be void and not exercisable unless the first extension option was properly exercised.  Whether or not the extension becomes effective, Borrower shall pay all out-of-pocket costs and expenses incurred by Administrative Agent in connection with the proposed extension (pre- and post-closing), including, without limitation, appraisal fees, environmental audit and legal fees; all such costs and expenses incurred up to the time of Administrative Agent’s written agreement to the extension shall be due and payable prior to Administrative Agent’s execution of that agreement (or if the proposed extension does not become effective, then upon demand by Administrative Agent).

5.           DEFAULT.  The following provision is hereby added as subsection (p) to Section 4.1 of the Loan Agreement:

“(p)    Mockingbird Default.  The occurrence of a default under the Mockingbird Loan Agreement or any other document evidencing or guaranteeing the Mockingbird Loan that is not cured within any applicable notice or cure period.

6.           CASH FLOW.  On the 1st Business Day of each month beginning on January 1, 2010, all Excess Cash Flow from the Projects in the Collateral Pool will be used to make a principal payment on the Loan; provided, however, the first $500,000.00 of Excess Cash Flow will first be deposited in an account (the “Reserve Account”) held and controlled by Administrative Agent.  Notwithstanding anything herein to the contrary, the Reserve Account shall always be funded to $500,000.00 from Excess Cash Flow prior to using such Excess Cash Flow to make a principal payment on the Loan.  Prior to the occurrence of a Potential Default or a Default, should the actual cash receipts from the Projects in the Collateral Pool (the “Cash Flow”) for such month not be sufficient to pay the actual cash operating expenses owed to third parties for the operation and maintenance of the Projects in the Collateral Pool (including debt service payments on the Loan, expenses such as property taxes and insurance, the actual amount paid for tenant inducements (other than payments of leasing commissions and tenant improvement work) required under Approved Leases and the amount required to be paid by Borrower on existing non-Property leases of tenants which are being paid by Borrower to induce such tenants to move to the Property) (the “Operating Expenses”), Borrower shall have the right one time per month to request the Administrative Agent advance funds from the Reserve Account to pay for the difference between the Operating Expenses and the Cash Flow for such month.  On or prior to the date of this Fifth Amendment, Borrower or Subsidiary Guarantor shall execute a Security Agreement (Deposit Account), in form and substance acceptable to Administrative Agent, assigning the Reserve Account to Administrative Agent.

FIFTH AMENDMENT TO CREDIT AGREEMENT	Page 4

Exhibit 10.3

7.           OPERATING STATEMENTS.  Notwithstanding anything to the contrary in the Loan Agreement, within thirty (30) days after the end of each month, Borrower shall deliver to Administrative Agent for each Project, monthly operating reports in respect of each Project, which reports shall be in form and substance reasonably acceptable to Administrative Agent and shall contain, at a minimum, a statement of all income and expenses in connection with such Project for the month.  The Loan Agreement is hereby amended to provide that the quarterly Financial Statements and operating reports described in Section 2 of Exhibit “B” to the Loan Agreement shall be delivered no later than seventy-five (75) days (rather than sixty (60) days) after the close of each fiscal quarter of Borrower.

8.           COVENANTS.

(a)           Section 2.16 of the Loan Agreement is hereby deleted.

(b)           Borrower shall not make any Distribution or Investments without the prior written consent of Administrative Agent.  As used herein, “Distribution” by any person means (a) with respect to any stock of any class issued by such person or any partnership, joint venture or other beneficial ownership or equity interest of such person, the retirement, redemption, repurchase, or other acquisition for value of such stock, partnership, joint venture or other equity interest, (b) the declaration or payment (without duplication) of any dividend or other distribution, whether monetary or in kind, on or with respect to any stock, partnership, joint venture or other equity interest of any Person, and (c) any other payment or distribution of assets of a similar nature or in respect of an equity investment.  As used herein, “Investments ” means with respect to any person, all shares of capital stock, evidences of debt and other securities issued by any other person, all loans, advances, or extensions of credit to, or contributions to the capital of, any other person, all purchases of the securities or business or integral part of the business of any other person and commitments and binding options to make such purchases, all interests in real property, and all other investments; provided, however, that the term “Investment” shall not include (i) contributions or payments made in respect of assets or indebtedness (or refinancing of indebtedness) of Borrower, its subsidiaries or any entity directly or indirectly controlled by Borrower and existing as of the date of this Agreement, (ii) equipment, inventory and other tangible personal property acquired in the ordinary course of business, or (iii) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms.”

9.           CONSENT TO TRANSACTION BY SUBORDINATE LENDER.  Reference is made to that certain Subordination Agreement dated as of October 30, 2008 (the “Subordination Agreement”) between Administrative Agent, Borrower and Behringer Harvard Holdings, LLC, a Delaware limited liability company (“Subordinate Lender”).  Notwithstanding anything to the contrary contained in this Agreement or the Subordination Agreement, Lender hereby grants its consent to the following transactions:  (a) the purchase by Subordinate Lender of property owned by (or partnership interests in) Behringer Harvard 1221 Coit LP, a Texas limited partnership that is a subsidiary of Borrower, and (b) as part of the purchase price therefore, reduction in the principal amount of the debt owed by Borrower to Subordinate Lender pursuant to the Subordinated Note (as defined in the Subordination Agreement) in the amount of at least Seven Million Five Hundred Thousand Dollars ($7,500,000.00).

FIFTH AMENDMENT TO CREDIT AGREEMENT	Page 5

Exhibit 10.3

10.          DEFINITION OF LOAN DOCUMENTS.  The term “Loan Documents”, as defined in the Credit Agreement and as used in the Credit Agreement, the other Loan Documents and herein, shall be, and hereby is, modified to include this Fifth Amendment.  All references to the term “Loan Documents” contained in the Credit Agreement and the other Loan Documents are hereby modified and amended wherever necessary to reflect such modification of such term.

11.          CONDITIONS PRECEDENT.  As conditions precedent to the effectiveness of this Agreement, all of the following shall have been satisfied:

(a)           Borrower and Subsidiary Guarantor shall have executed and delivered to Administrative Agent this Fifth Amendment.

(b)           Subsidiary Guarantor shall have executed and delivered to Administrative Agent the Security Agreement (Deposit Account).

(c)           Subsidiary Guarantor shall have executed and delivered to Administrative Agent the Second Lien Deed of Trust.

(d)           Borrower shall have paid to Administrative Agent, for the benefit of the Lenders, a nonrefundable commitment fee in the amount of $96,500.00 in the consideration of the extension of the commitment.

(e)           Borrower shall cause to be delivered to Administrative Agent at Borrower’s expense an endorsement to the Title Insurance to show that policy coverage has not been modified or terminated solely by virtue of this Agreement.

(f)            Administrative Agent shall have received and approved all resolutions, certificates or other documents as Administrative Agent may request relating to the formation, existence and good standing of Borrower and Subsidiary Guarantor, corporate authority for the execution and validity of this Fifth Amendment, and all other documents, instruments and agreements and any other matters relevant hereto or thereto, all in form and substance satisfactory to Administrative Agent.

(g)           All documents required by Bank of America, N.A. relating to the modification of the Mockingbird Loan shall have been executed.

12.          COSTS, EXPENSES AND FEES.  Borrower hereby agrees to pay all reasonable attorneys’ fees and other costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, execution and/or recordation of this Fifth Amendment.

FIFTH AMENDMENT TO CREDIT AGREEMENT	Page 6

Exhibit 10.3

13.          RELEASE OF CLAIMS.  In consideration of, among other things, the accommodations which Agent and the Lenders have agreed to extend for the benefit of Borrower and Subsidiary Guarantor pursuant to this Agreement, each of Borrower and Subsidiary Guarantor hereby forever waives, releases and discharges any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), causes of action, demands, suits, costs, expenses, and damages that they  now have or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against Administrative Agent and each Lender and each of their subsidiaries, affiliates, successors, assigns, officers, directors, employees, agents, attorneys and other representatives (collectively, the “Released Parties”), based in whole or in part on facts, whether or not known, existing on or prior to the date of this Fifth Amendment.  The acceptance by Borrower and Subsidiary Guarantor of the accommodations and other consideration provided by Agent and each Lender as set forth in this Agreement, shall constitute a ratification, adoption and confirmation by Borrower and Subsidiary Guarantor of the foregoing general release of all Claims against each Released party which is based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such proceeds or other financial accommodations.  The provisions of this Section 13 shall survive the termination of the Loan Documents.

14.          REPRESENTATIONS.  Borrower and Subsidiary Guarantor each hereby severally represents and warrants to Administrative Agent and the Lenders that (a) to the best of such party’s knowledge, the execution and delivery of this Fifth Amendment does not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract or agreement to which it is a party or by which it or any of the properties of it may be bound; (b) this Fifth Amendment constitutes the legal, valid and binding obligation of such party enforceable in accordance with its terms, subject to the limitations of equitable principles and bankruptcy, insolvency, debtor relief or other similar laws affecting generally the enforcement of creditors’ rights; (c) the execution and delivery of, and performance under this Fifth Amendment are within such party’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of law or the provisions of any organizational documents governing such party or of any indenture, agreement or undertaking to which Borrower or Subsidiary Guarantor, as applicable, is a party or by which it is bound; and (d) to the knowledge of such party, there exists no uncured default under any Loan Document.

15.          RATIFICATION.  The parties to this Fifth Amendment agree that the terms and provisions of this Fifth Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and, except as expressly modified and superseded by this Fifth Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. The liens, security interests, collateral assignments and financing statements in respect of the Loan are hereby ratified and confirmed as valid, subsisting and continuing to secure the Loan Documents. Nothing herein shall in any manner diminish, impair or extinguish the Note or any of the Obligations. Borrower and Subsidiary Guarantor hereby ratify and acknowledge that the Loan Documents are valid, subsisting and enforceable and agree and warrant that there are no offsets, claims or defenses with respect to any of the Obligations.

16.          CONSENT AND RATIFICATION.  Subsidiary Guarantor hereby unconditionally and irrevocably acknowledges and agrees that the Guaranty and Subsidiary Guarantor’s obligations, covenants, agreements and duties thereunder remain in full force and effect, notwithstanding the modification of the Credit Agreement effected hereby. Subsidiary Guarantor hereby unconditionally and irrevocably ratifies, reaffirms and confirms the Guaranty and its obligations thereunder.

FIFTH AMENDMENT TO CREDIT AGREEMENT	Page 7

Exhibit 10.3

17.          NON-WAIVER OF RIGHTS, REMEDIES, CLAIMS AND DEFENSES.  This Fifth Amendment in no way constitutes or shall be deemed (i) a release or relinquishment of any of the liens and security interests created pursuant to the Loan Documents, and Borrower and Subsidiary Guarantor, hereby expressly acknowledge and agree that all such liens and security interests are and shall remain valid and subsisting, and superior to all liens and security interests other than those exceptions heretofore expressly approved by Lenders or their predecessors, (ii) a waiver of, or consent by Lenders to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, or (iii) a waiver of any of Borrower’s obligations under any of the Loan Documents.

18.          COUNTERPARTS.  This Fifth Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

19.          BINDING EFFECT.  The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their representatives, successors and assigns.

20.          APPLICABLE LAW.  This Fifth Amendment shall be construed in accordance with the laws of the State of Texas and the laws of the United States applicable to transactions in the State of Texas.

THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

FIFTH AMENDMENT TO CREDIT AGREEMENT	Page 8

Exhibit 10.3

BORROWER:

BEHRINGER HARVARD SHORT-TERM
OPPORTUNITY FUND I LP,
a Texas limited partnership

By:	Behringer Harvard Advisors II LP,
a Texas limited partnership,
its general partner

	By:	Harvard Property Trust, LLC,
A Delaware limited liability company,
Its general partner

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

The foregoing instrument was acknowledged before me this _____ day of _________________, 2009, by ___________________________________________________, _____________________________________ of Harvard Property Trust, LLC, a Delaware limited liability company, general partner of Behringer Harvard Advisors II LP, a Texas limited partnership, general partner of Behringer Harvard Short-Term Opportunity Fund I, LP, a Texas limited partnership, on behalf of said partnerships and company.

Witness my hand and official seal.

Notary Public – State of Texas

Printed Notary’s Name

Notary’s Commission Expires:

FIFTH AMENDMENT TO CREDIT AGREEMENT	Page 9

Exhibit 10.3

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
a national banking association,
as Administrative Agent

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

The foregoing instrument was acknowledged before me this _____ day of December, 2009, by ___________, _________ of Bank of America, N.A., a national banking association, on behalf of said association.

Witness my hand and official seal.

Notary Public – State of Texas

Printed Notary’s Name

Notary’s Commission Expires:

FIFTH AMENDMENT TO CREDIT AGREEMENT	Page 10

Exhibit 10.3

SUBSIDIARY GUARANTOR:

BEHRINGER HARVARD 250/290 CARPENTER LP,
a Texas limited partnership

By:	Behringer Harvard 250/290 Carpenter GP, LLC,
a Texas limited liability company,
its general partner

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

The foregoing instrument was acknowledged before me this _____ day of December, 2009, by ________________________________________, _____________________________ of Behringer Harvard 250/290 Carpenter GP, LLC, a Delaware limited liability company, general partner of Behringer Harvard 250/290 Carpenter LP, a Texas limited partnership, on behalf of said partnership and company.

Witness my hand and official seal.

Notary Public – State of Texas

Printed Notary’s Name

Notary’s Commission Expires:

FIFTH AMENDMENT TO CREDIT AGREEMENT	Page 11

Exhibit 10.3

CONSENT OF SUBORDINATE LENDER

Behringer Harvard Holdings, LLC (“Subordinate Lender”) hereby:  (a) acknowledges its consent to the extension of the Maturity Date of the Loan and to each and every term of this Fifth Amendment, (b) ratifies, confirms and agrees that the Subordination Agreement dated as of October 30, 2008, between Subordinate Lender, Administrative Agent, and Borrower is still in full force and effect, (c) confirms that the Subordinate Note, the subject of the Subordination Agreement, now refers to that certain Fourth Amended and Restated Unsecured Promissory Note dated _________, 2009, by Borrower in favor of Subordinate Lender in the maximum principal amount of $40,000,000.00, and (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of, and the obligations created and evidenced by, the Subordinate Note or any other document evidencing the Subordinate Loan (as defined in the Subordination Agreement).

BEHRINGER HARVARD HOLDINGS, LLC,
a Delaware limited liability company

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

The foregoing instrument was acknowledged before me this _____ day of December, 2009, by _____________________________________________, ______________________ of Behringer Harvard Holdings, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Witness my hand and official seal.

Notary Public – State of Texas

Printed Notary’s Name

Notary’s Commission Expires:

FIFTH AMENDMENT TO CREDIT AGREEMENT	Page 12

Exhibit 10.3

Exhibit A
Legal Description

BEING all of the re-plat of Site 5 of the Revision of Las Colinas, Area II, an addition to the City of Irving, Dallas County, Texas, according to the plat thereof recorded in Volume 81047, Page 1139, Map Records, Dallas County, Texas, together with certificate of correction recorded in Volume 86158, Page 893, Deed Records, Dallas County, Texas, and being more particularly described as follows:

Beginning at a 5/8 inch iron rod set for corner at the intersection of the Southwest right-of-way line of East John W. Carpenter Freeway (State Highway No. 114) (variable width right-of-way) with the Southeast right-of-way line of Goodson Drive (60 foot right-of-way) at the most Northern corner of said addition;

Thence South 39 degrees 34 minutes 30 seconds East, along the Southwest right-of-way line of said East John W. Carpenter Freeway a distance of 324.50 feet to a 1/2 inch iron rod found for corner (control monument);

Thence South 27 degrees 39 minutes 21 seconds East, continuing along said East John W. Carpenter Freeway a distance of 408.98 feet to a 5/8 inch iron rod set for corner;

Thence South 51 degrees 15 minutes 27 seconds East, continuing along the Southwest right-of-way line of said East John W. Carpenter Freeway a distance of 101.20 feet to a 5/8 inch iron rod set for corner at its intersection with the Northwest right-of-way line of Wingren Drive (60 foot right-of-way), said point being the most Eastern corner of said addition;

Thence South 50 degrees 20 minutes 43 seconds West, along the Northwest right-of-way line of said Wingren Drive a distance of 75.33 feet to a 5/8 inch iron rod set for corner at the beginning of a curve to the left having a radius of 999.59 feet, a central angle 16 degrees 55 minutes 41 seconds, and a chord which bears South 42 degrees 22 minutes 34 seconds West, a distance of 294.26 feet;

Thence in a Southwesterly direction along the curving Northwest right-of-way line of said Wingren Drive an arc distance of 295.33 feet to an “x” set for corner;

Thence South 32 degrees 22 minutes 07 seconds West, continuing along the Northwest right-of-way line of said Wingren Drive, a distance of 115.00 feet to a 1/2 inch iron rod found for corner (control monument) at the beginning of a curve to the left having a radius of 1225.68 feet, a central angle of 10 degrees 12 minutes 59 seconds, and a chord which bears South 28 degrees 15 minutes 26 seconds West, a distance of 218.26 feet;

Thence in a Southwesterly direction along the curving right-of-way line of said Wingren Drive an arc distance of 218.55 feet to a 5/8 inch iron rod set for corner at its intersection with the Northeast right-of-way line of Decker Drive (60 foot right-of-way) at the most southern corner of said addition;

FIFTH AMENDMENT TO CREDIT AGREEMENT	Page 13

Exhibit 10.3

Thence North 68 degrees 19 minutes 38 seconds West, along the Northeast right-of-way line of said Decker Drive a distance of 14.31 feet to a 5/8 inch iron rod set for corner at the beginning of a curve to the right having a radius of 626.57 feet, a central angle of 21 degrees 31 minutes 54 seconds, and a chord which bears North 57 degrees 27 minutes 13 seconds West, a distance of 234.08 feet;

Thence in a Northwesterly direction along the curving right-of-way of said Decker Drive an arc distance of 235.46 feet to a 5/8 inch iron rod set for corner;

Thence North 46 degrees 41 minutes 46 seconds West, along the Northeast right-of-way line of said Decker Drive a distance of 282.99 feet to a 5/8 inch iron rod set for corner at the beginning of a curve to the left having a radius of 699.26 feet, a central angle of 19 degrees 29 minutes 33 seconds, and a chord which bears North 56 degrees 29 minutes 29 seconds West, a distance of 236.75 feet;

Thence in a Northwesterly direction along the curving right-of-way of said Decker Drive an arc distance of 237.90 feet;

Thence North 66 degrees 06 minutes 17 seconds West, along the Northeast right-of-way line of said Decker Drive a distance of 24.19 of feet to a 5/8 inch iron rod set for corner at its intersection with the Southeast right-of-way line of said Goodson Drive, at the most Western corner of said addition;

Thence North 30 degrees 27 minutes 05 seconds East, along the Southeast right-of-way line of said Goodson Drive a distance of 490.03 feet to a 5/8 inch iron rod set for corner at the beginning of a curve to the right having a radius of 820.69 feet, a central angle of 19 degrees 59 minutes 59 seconds, and a chord which bears North 40 degrees 25 minutes 30 seconds East, a distance of 285.02 feet;

Thence in a Northeasterly direction, along the curving right-of-way line of said Goodson Drive an arc distance of 286.47 feet to a 5/8 inch iron rod set for corner;

Thence North 50 degrees 25 minutes 30 seconds East, a distance of 195.00 feet to the Place of Beginning and containing 15.407 acres of land.

FIFTH AMENDMENT TO CREDIT AGREEMENT	Page 14